McGladrey & Pullen, L.L.P.
Certified Public Accountants and Consultants



                                                              December 17, 1997

Mr. Christopher Ljungkull, CEO
Mr. Frank Hallowell, CFO
Legal Research Center, Inc.
700 Midland Square Building
331 Second Avenue South
Minneapolis, MN 55401

Gentlemen:

This is to confirm that the client-auditor relationship between Legal Research Center, Inc., Commission File Number 0-26548, and McGladrey & Pullen, LLP has ceased.

                                                Very truly yours,

                                                By /s/ McGLADREY & PULLEN L.L.P.
                                                   -----------------------------
                                                McGLADREY & PULLEN, LLP

CC:        Office of the Chief Accountant
           SECPS Letter File
           Securities and Exchange Commission
           Mail Stop 9-5
           450 Fifth Street, NW
           Washington, DC 20549




Twin Cities Practice
801 Nicollet Avenue, Ste. 1300
Minneapolis, MN 55402-2529
(612) 332-4300 FAX (612) 376-9876
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McGladrey & Pullen, L.L.P.
Certified Public Accountants and Consultants



                                                              December 22, 1997


Securities and Exchange Commission
Washington, DC 20549

We were previously the independent accountants for Legal Research Center, Inc., and subsidiaries, and on February 14, 1997, we reported on the consolidated financial statements of Legal Research Center, Inc., and subsidiaries as of and for the two years ended December 31, 1996. On December 17, 1997, we resigned as independent accountants of Legal Research Center, Inc., and subsidiaries. We have read Legal Research Center, Inc., and subsidiaries statements included under Item 4 of its Form 8-K dated December 22, 1997, and we agree with such statements.


                                            By /s/ McGLADREY & PULLEN L.L.P.
                                               --------------------------------
                                            McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
December 22, 1997


Twin Cities Practice
801 Nicollet Avenue, Ste. 1300
Minneapolis, MN 55402-2529
(612) 332-4300 FAX (612) 376-987

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